Concentrations and credit risk	12 Months Ended
Mar. 31, 2022
Accounting Policies [Abstract]
Concentrations and credit risk

16	Concentrations and credit risk

The Company operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and trade receivables. The Company does not require collateral to support financial instruments that are subject to credit risk.

On March 31, 2021 and 2022, the Company had credit risk exposure of uninsured cash and deposits with maturities of less than one year in banks of approximately $10,060,000 and $6,740,000, respectively.

A substantial portion, 27%, 23% and 30% of revenue, was generated from one customer for the years ended March 31, 2020, 2021 and 2022, respectively.

The net revenue representing at least 10% of total net revenue are as follows:

	Year Ended March 31,
	2020		2021		2022
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Customer A	3,573	27	3,633	23	4,511	30
Customer C	1,239	9	1,386	9	1,703	12

	4,812	36	5,019	32	6,214	42

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2021		2022
	$ in thousands	%	$ in thousands	%

Customer C	343	27	300	20
Customer A	298	23	379	25
Customer F	197	15	109	7
Customer B	160	12	303	20
Customer G	34	3	240	16

		80		88

At March 31, 2021 and 2022, these customers accounted for 77% and 72%, respectively, of net trade receivables. The trade receivables have repayment terms of not more than twelve months.